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                                                                 EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into Chase Brass Industries, Inc.'s previously filed Registration Statement File No. 33-87278.


                                                    Arthur Andersen LLP

Chicago, Illinois,
November 12, 1996